UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 28, 2015

Hoverink International Holdings Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	000-54830	46-3590875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Boulevard, Suite 2200
Century City, California 90067
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:
888-511-7358

Former name or former address, if changed since last report:
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other  Events.

On September 2, 2015 the United States Patent and Trademark Office issued a NOTICE OF PUBLICATION for our Trademark Application for Name and Use of the mark SYRIS   Serial No.:86-613,236

Mark: SYRIS (STANDARD CHARACTER MARK)
International Class(es): 41
Applicant: Hoverink International Holdings, Inc.

Our trademark for our Hover Car named (SYRIS) has been filed and our NOTICE OF PUBLICATION has been issued in accordance with Section 12(a) of the Trademark Act of 1946, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVERINK INTERNATIONAL HOLDINGS INC.

Date: September 28th 2015	By:	/s/ Debbie Mae Carter
Debbie Mae Carter
Chief Executive Officer